UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2003

Commission File Number 001-09589

PMC CAPITAL, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	59-2338439

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18111 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200

(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

          99.1 Press Release dated September 11, 2003.

Item 12. Results of Operations and Financial Condition

     On September 11, 2003, PMC Capital, Inc. (the “Company”) issued a press release announcing its quarterly dividend declared of $0.12 per share. A copy of the press release is attached as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2003

PMC CAPITAL, INC.

	By:	/s/ Barry N. Berlin

Barry N. Berlin, Chief Financial Officer